UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 22, 2016

Date of Report (Date of Earliest Event Reported)

CFCRE 2016-C6 Mortgage Trust

(Exact name of issuing entity)

Cantor Commercial Real Estate Lending, L.P.

(Exact name of sponsor as specified in its charter)

Société Générale

(Exact name of sponsor as specified in its charter)

CCRE Commercial Mortgage Securities, L.P.

(Exact name of registrant as specified in its charter)

Delaware	333-207567-03	27-5333184
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

110 East 59th Street

New York, New York

(Address of principal executive offices)

(212) 915-1700

Registrant’s telephone number, including area code

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 22, 2016, CCRE Commercial Mortgage Securities, L.P. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2016 (the “Pooling and Servicing Agreement”) and as to which an executed version is attached hereto as Exhibit 4.1, among the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, AEGON USA Realty Advisors, LLC, as Potomac Mills special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, custodian and paying agent, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, of CFCRE 2016-C6 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C6 (the “Certificates”).

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-SB, Class A-2, Class A-3, Class X-A, Class X-B, Class A-M, Class B and Class C Certificates (collectively, the “Public Certificates”) and (ii) the Class X-E, Class X-F, Class X-G, Class D, Class E, Class F, Class G, Class V and Class R Certificates (collectively, the “Private Certificates”).

All of the Public Certificates, having an aggregate initial principal amount of $687,132,000, were sold to Cantor Fitzgerald & Co. (“CF&Co.”), SG Americas Securities, LLC (“SGAS”), CastleOak Securities, L.P. (“CastleOak”) and Citigroup Global Markets Inc. (“CGMI” and, together with CF&Co., SGAS and CastleOak, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of November 1, 2016 (the “Underwriting Agreement”) and as to which an executed version is attached hereto as Exhibit 1, among the Depositor and the Underwriters. CF&Co. and SGAS are acting as the joint bookrunning managers and co-lead managers. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Prospectus, dated November 3, 2016, in negotiated transactions or otherwise at varying prices determined at the time of sale. The price per class of Public Certificates is set forth on Schedule I to the Underwriting Agreement.

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

All of the Private Certificates, having an aggregate initial principal amount of $100,412,880, were sold to CF&Co., SGAS, CastleOak and CGMI (collectively, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of November 1, 2016, among the Depositor and the Initial Purchasers. The Private Certificates were sold in a private placement transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in CFCRE 2016-C6 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 45 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 120 commercial, multifamily and manufactured housing community properties. The Mortgage Loans were acquired by the Depositor from (i) Cantor Commercial Real Estate Lending, L.P. (“CCRE”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective November 1, 2016 (the “CCRE Mortgage Loan Purchase Agreement”) and as to which an executed version is attached hereto as Exhibit 99.1, between the Depositor and CCRE and (ii) Société Générale (“SocGen”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective November 1, 2016 (the “SocGen Mortgage Loan Purchase Agreement” and, together with the CCRE Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase

Agreements”) and as to which an executed version is attached hereto as Exhibit 99.2, between the Depositor and SocGen.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from CCRE and SocGen. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $5,165,406, were approximately $812,959,839. Of the expenses paid by the Depositor, approximately $60,000 were paid directly to affiliates of the Depositor, approximately $110,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $110,000 were paid to or for the Underwriters and the Initial Purchasers, and approximately $5,055,406 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Berkeley Point Capital LLC will act as primary servicer with respect to 7 of the Mortgage Loans pursuant to that certain Primary Servicing Agreement, dated as of November 1, 2016 (the “Berkeley Point Primary Servicing Agreement”) and as to which an executed version is attached hereto as Exhibit 99.3, between Berkeley Point Capital LLC and Wells Fargo Bank, National Association.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Hill7 Office will be primary serviced and specially serviced pursuant to (a) the Pooling and Servicing Agreement and (b) that certain Co-Lender Agreement, dated as of November 17, 2016 (the “Hill7 Office Co-Lender Agreement”) and as to which an executed version is attached hereto as Exhibit 4.8, between Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder and Cantor Commercial Real Estate Lending, L.P., as Note A-3 holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Vertex Pharmaceuticals HQ will be primary serviced and specially serviced pursuant to (a) that certain Pooling and Servicing Agreement, dated as of August 1, 2016 (the “WFCM 2016-BNK1 Pooling and Servicing Agreement”) and as to which an executed version is attached hereto as Exhibit 4.2, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer and (b) that certain Co-Lender Agreement, dated as of July 15, 2016 (the “Vertex Pharmaceuticals HQ Co-Lender Agreement”) and as to which an executed version is attached hereto as Exhibit 4.9, between Morgan Stanley Bank, N.A., as Note A-1 holder, Morgan Stanley Bank, N.A., as Note A-2-1 holder, Morgan Stanley Bank, N.A., as Note A-2-2 holder, Morgan Stanley Bank, N.A., as Note A-3-1 holder, Morgan Stanley Bank, N.A., as Note A-3-2 holder, Morgan Stanley Bank, N.A., as Note A-4 holder, Citigroup Global Markets Realty Corp., as Note A-5 holder, Citigroup Global Markets Realty Corp., as Note A-6-1 holder, Citigroup Global Markets Realty Corp., as Note A-6-2 holder and Citigroup Global Markets Realty Corp., as Note A-7 holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Potomac Mills will be primary serviced and specially serviced pursuant to (a) the Pooling and Servicing Agreement and (b) that certain Co-Lender Agreement, dated as of November 17, 2016 (the “Potomac Mills Co-Lender Agreement”) and as to which an executed version is attached hereto as Exhibit 4.10, between Société Générale, as Note A-1 holder, Société Générale, as Note A-2 holder, Société Générale, as Note A-3 holder, Bank of America, N.A., as Note A-4 holder, Bank of America, N.A., as Note A-5 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-6 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-7 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-8

holder, Barclays Bank PLC, as Note A-9 holder, Barclays Bank PLC, as Note A-10 holder, Société Générale, as Note B-1 holder, Société Générale, as Note B-2 holder, Société Générale, as Note B-3 holder, Bank of America, N.A., as Note B-4 holder, Bank of America, N.A., as Note B-5 holder, Cantor Commercial Real Estate Lending, L.P., as Note B-6 holder, Cantor Commercial Real Estate Lending, L.P., as Note B-7 holder, Cantor Commercial Real Estate Lending, L.P., as Note B-8 holder, Barclays Bank PLC, as Note B-9 holder and Barclays Bank PLC, as Note B-10 holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Fresno Fashion Fair will be primary serviced and specially serviced pursuant to (a) that certain Pooling and Servicing Agreement, dated as of November 1, 2016 (the “JPMDB 2016-C4 Pooling and Servicing Agreement”) and as to which an executed version is attached hereto as Exhibit 4.3, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer and (b) that certain Co-Lender Agreement, dated as of November 22, 2016 (the “Fresno Fashion Fair Co-Lender Agreement”) and as to which an executed version is attached hereto as Exhibit 4.11, between JPMorgan Chase Bank, National Association., as Note A-1-A holder, JPMorgan Chase Bank, National Association, as Note A-1-B holder, JPMorgan Chase Bank, National Association, as Note A-1-C holder, Société Générale, as Note A-2-A holder, Société Générale, as Note A-2-B holder, Société Générale, as Note A-2-C holder and Société Générale, as Note A-2-D holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Residence Inn by Marriott LAX will be primary serviced and specially serviced pursuant to (a) the Pooling and Servicing Agreement and (b) that certain amended and restated Co-Lender Agreement, dated as of October 31, 2016 (the “Residence Inn by Marriott LAX Co-Lender Agreement”) and as to which an executed version is attached hereto as Exhibit 4.12, between Wilmington Trust, National Association, for the benefit of the Holders of SG Commercial Mortgage Securities Trust 2016-C5 Commercial Mortgage Pass-Through Certificates, Series 2016-C5, as Note A-1 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder and Cantor Commercial Real Estate Lending, L.P., as Note A-3 holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Holiday Inn Express Nashville – Downtown will be primary serviced and specially serviced pursuant to (a) the Pooling and Servicing Agreement and (b) that certain Co-Lender Agreement, dated as of July 19, 2016 (the “Holiday Inn Express Nashville – Downtown Co-Lender Agreement”) and as to which an executed version is attached hereto as Exhibit 4.13, between Société Générale, as Note A-1 holder, Société Générale, as Note A-2 holder and Société Générale, as Note A-3 holder.

The Mortgage Loan secured by the mortgaged properties identified in the Prospectus as OZRE Leased Fee Portfolio will be primary serviced and specially serviced pursuant to (a) the Pooling and Servicing Agreement and (B) that certain Co-Lender Agreement, dated as of May 18, 2016 (the “OZRE Leased Fee Portfolio Co-Lender Agreement”) and as to which an executed version is attached hereto as Exhibit 4.14, among Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-3 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-4 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-5 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-6 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-7 holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-8 holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as TEK Park will be primary serviced and specially serviced pursuant to (a) that certain Pooling and Servicing Agreement, dated as of July 1, 2016 (the “SGCMS 2016-C5 Pooling and Servicing Agreement”) and as to which an executed version is attached hereto as Exhibit 4.4, among SG Commercial Mortgage Securities, LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer and (b) that certain Co-Lender Agreement, dated as of June 23, 2016 (the “TEK Park Co-Lender Agreement”) and as to which an executed version is attached hereto as Exhibit 4.15, between Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, UBS Real Estate Securities Inc., as Note A-2 holder and Cantor Commercial Real Estate Lending, L.P., as Note A-3 holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Mills Fleet Farm will be primary serviced and specially serviced pursuant to (a) that certain Pooling and Servicing Agreement, dated as of November 1, 2016 (the “CGCMT 2016-C3 Pooling and Servicing Agreement”) and as to which an executed version is attached hereto as Exhibit 4.5, among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Deutsche Bank Trust Company Americas, as Trustee, Citibank, N.A, as certificate administrator, and Trimont Real Estate Advisors, LLC, as operating advisor and asset representations reviewer and (b) that certain Co-Lender Agreement, dated as of November 17, 2016 (the “Mills Fleet Farm Co-Lender Agreement”) and as to which an executed version is attached hereto as Exhibit 4.16, between Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder and Deutsche Bank AG, New York Branch, as Note A-3 holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Marriott Savannah Riverfront will be primary serviced and specially serviced pursuant to (a) that certain Pooling and Servicing Agreement, dated as of May 1, 2016 (the “CGCMT 2016-C1 Pooling and Servicing Agreement”) and as to which an executed version is attached hereto as Exhibit 4.6, among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners LLC, as special servicer, Citibank, N.A., as certificate administrator, Deutsche Bank Trust Company Americas, as trustee, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer, (b) that certain Primary Servicing Agreement, dated as of May 1, 2016, between Berkeley Point Capital LLC and Wells Fargo Bank, National Association (the “Marriott Savannah Riverfront Primary Servicing Agreement”) and as to which an executed version is attached hereto as Exhibit 99.4, and (c) that certain Co-Lender Agreement, dated as of May 1, 2016 (the “Marriott Savannah Riverfront Co-Lender Agreement”) and as to which an executed version is attached hereto as Exhibit 4.17, among Cantor Commercial Real Estate Lending, L.P., as Note A-1-1 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-1-2 holder, Citigroup Global Markets Realty Corp., as Note A-2-1 holder, Citigroup Global Markets Realty Corp., as Note A-2-2 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-3 holder and Citigroup Global Markets Realty Corp., as Note A-4 holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Marriott Saddle Brook will be primary serviced and specially serviced pursuant to (a) the SGCMS 2016-C5 Pooling and Servicing Agreement and (b) that certain amended and restated Co-Lender Agreement, dated as of November 17, 2016 (the “Marriott Saddle Brook Co-Lender Agreement”) and as to which an executed version is attached hereto as Exhibit 4.18, between Wilmington Trust, National Association, for the benefit of the Holders of SG Commercial Mortgage Securities Trust 2016-C5 Commercial Mortgage Pass-Through Certificates, Series 2016-C5, as Note A-1 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder and Cantor Commercial Real Estate Lending, L.P., as Note A-3 holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as 132 West 27th Street will be primary serviced and specially serviced pursuant to (a) that certain Pooling and Servicing Agreement, dated as of August 1, 2016 (the “MSCI 2016-UBS11 Pooling and Servicing Agreement”) and as to which an executed version is attached hereto as Exhibit 4.7, among Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer and (b) that certain amended and restated Co-Lender Agreement, dated as of September 23, 2016 (the “132 West 27th Street Co-Lender Agreement”) and as to which an executed version is attached hereto as Exhibit 4.19, between Wells Fargo Bank, National Association, as Trustee, for the benefit of the Holders of Morgan Stanley Capital I Trust 2016-UBS11 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-UBS11, as Note A-1 holder, Wells Fargo Bank, National Association, as Trustee, for the benefit of the Holders of Morgan Stanley Capital I Trust 2016-UBS11 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-UBS11, as Note A-2 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-3-1 holder and Cantor Commercial Real Estate Lending, L.P., as Note A-3-2 holder.

Further information regarding such sales relating to the price per class of Public Certificates is on Schedule I to the Underwriting Agreement.

Further information regarding such sales has been previously provided in the Prospectus, dated November 3, 2016. The related registration statement (file no. 333-207567) was originally declared effective on December 8, 2015.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus dated November 3, 2016 and as filed with the Securities and Exchange Commission on November 22, 2016. In connection with such Prospectus, the Principal Executive Officer of the Depositor has provided the certification attached hereto as Exhibit 36.1 and dated as of the date hereof.

The Underwriting Agreement, the Pooling and Servicing Agreement, the WFCM 2016-BNK1 Pooling and Servicing Agreement, the JPMDB 2016-C4 Pooling and Servicing Agreement, the SGCMS 2016-C5 Pooling and Servicing Agreement, the CGCMT 2016-C3 Pooling and Servicing Agreement, the CGCMT 2016-C1 Pooling and Servicing Agreement, the MSCI 2016-UBS11 Pooling and Servicing Agreement, the Hill7 Office Co-Lender Agreement, the Vertex Pharmaceuticals HQ Co-Lender Agreement, the Potomac Mills Co-Lender Agreement, the Fresno Fashion Fair Co-Lender Agreement, the Residence Inn by Marriott LAX Co-Lender Agreement, the Holiday Inn Express Nashville – Downtown Co-Lender Agreement, the OZRE Leased Fee Portfolio Co-Lender Agreement, the TEK Park Co-Lender Agreement, the Mills Fleet Farm Co-Lender Agreement, the Marriott Savannah Riverfront Co-Lender Agreement, the Marriott Saddle Brook Co-Lender Agreement, the 132 West 27th Street Co-Lender Agreement, the Mortgage Loan Purchase Agreements, the Marriott Savannah Riverfront Primary Servicing Agreement and the Berkeley Point Primary Servicing Agreement are attached as exhibits to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits

Exhibit 1	Underwriting Agreement, dated as of November 1, 2016, among CCRE Commercial Mortgage Securities, L.P., Cantor Fitzgerald & Co., SG Americas Securities, LLC, CastleOak Securities, L.P. and Citigroup Global Markets Inc.

Exhibit 4.1	Pooling and Servicing Agreement, dated as of November 1, 2016, among CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, AEGON USA Realty Advisors, LLC, as Potomac Mills special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, custodian and paying agent.

Exhibit 4.2	Pooling and Servicing Agreement, dated as of August 1, 2016, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer.

Exhibit 4.3	Pooling and Servicing Agreement, dated as of November 1, 2016, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.

Exhibit 4.4	Pooling and Servicing Agreement, dated as of July 1, 2016, among SG Commercial Mortgage Securities, LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer.

Exhibit 4.5	Pooling and Servicing Agreement, dated as of November 1, 2016, among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Deutsche Bank Trust Company Americas, as Trustee, Citibank, N.A, as certificate administrator, and Trimont Real Estate Advisors, LLC, as operating advisor and asset representations reviewer.

Exhibit 4.6	Pooling and Servicing Agreement, dated as of May 1, 2016, among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners LLC, as special servicer, Citibank, N.A., as certificate administrator, Deutsche Bank Trust Company Americas, as trustee, Park

Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer.

Exhibit 4.7	Pooling and Servicing Agreement, dated as of August 1, 2016, among Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

Exhibit 4.8	Co-Lender Agreement, dated as of November 17, 2016, between Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder and Cantor Commercial Real Estate Lending, L.P., as Note A-3 holder.

Exhibit 4.9	Co-Lender Agreement, dated as of July 15, 2016, between Morgan Stanley Bank, N.A., as Note A-1 holder, Morgan Stanley Bank, N.A., as Note A-2-1 holder, Morgan Stanley Bank, N.A., as Note A-2-2 holder, Morgan Stanley Bank, N.A., as Note A-3-1 holder, Morgan Stanley Bank, N.A., as Note A-3-2 holder, Morgan Stanley Bank, N.A., as Note A-4 holder, Citigroup Global Markets Realty Corp., as Note A-5 holder, Citigroup Global Markets Realty Corp., as Note A-6-1 holder, Citigroup Global Markets Realty Corp., as Note A-6-2 holder and Citigroup Global Markets Realty Corp., as Note A-7 holder.

Exhibit 4.10	Co-Lender Agreement, dated as of November 17, 2016, between Société Générale, as Note A-1 holder, Société Générale, as Note A-2 holder, Société Générale, as Note A-3 holder, Bank of America, N.A., as Note A-4 holder, Bank of America, N.A., as Note A-5 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-6 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-7 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-8 holder, Barclays Bank PLC, as Note A-9 holder, Barclays Bank PLC, as Note A-10 holder, Société Générale, as Note B-1 holder, Société Générale, as Note B-2 holder, Société Générale, as Note B-3 holder, Bank of America, N.A., as Note B-4 holder, Bank of America, N.A., as Note B-5 holder, Cantor Commercial Real Estate Lending, L.P., as Note B-6 holder, Cantor Commercial Real Estate Lending, L.P., as Note B-7 holder, Cantor Commercial Real Estate Lending, L.P., as Note B-8 holder, Barclays Bank PLC, as Note B-9 holder and Barclays Bank PLC, as Note B-10 holder.

Exhibit 4.11	Co-Lender Agreement, dated as of November 22, 2016, between JPMorgan Chase Bank, National Association., as Note A-1-A holder, JPMorgan Chase Bank, National Association, as Note A-1-B holder, JPMorgan Chase Bank, National Association, as Note A-1-C holder, Société Générale, as Note A-2-A holder, Société Générale, as Note A-2-B holder, Société Générale, as Note A-2-C holder and Société Générale, as Note A-2-D holder.

Exhibit 4.12	Amended and Restated Co-Lender Agreement, dated as of October 31, 2016, between Wilmington Trust, National Association, for the benefit of the Holders of SG Commercial Mortgage Securities Trust 2016-C5 Commercial Mortgage Pass-Through Certificates, Series 2016-C5, as Note A-1 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder and Cantor Commercial Real Estate Lending, L.P., as Note A-3 holder.

Exhibit 4.13	Co-Lender Agreement, dated as of July 19, 2016, between Société Générale, as Note A-1 holder, Société Générale, as Note A-2 holder and Société Générale, as Note A-3 holder.

Exhibit 4.14	Co-Lender Agreement, dated as of May 18, 2016, among Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-3 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-4 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-5 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-6 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-7 holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-8 holder.

Exhibit 4.15	Co-Lender Agreement, dated as of June 23, 2016, between Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, UBS Real Estate Securities Inc., as Note A-2 holder and Cantor Commercial Real Estate Lending, L.P., as Note A-3 holder.

Exhibit 4.16	Co-Lender Agreement, dated as of November 17, 2016, between Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder and Deutsche Bank AG, New York Branch, as Note A-3 holder.

Exhibit 4.17	Co-Lender Agreement, dated as of May 1, 2016, among Cantor Commercial Real Estate Lending, L.P., as Note A-1-1 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-1-2 holder, Citigroup Global Markets Realty Corp., as Note A-2-1 holder, Citigroup Global Markets Realty Corp., as Note A-2-2 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-3 holder and Citigroup Global Markets Realty Corp., as Note A-4 holder.

Exhibit 4.18	Amended and Restated Co-Lender Agreement, dated as of November 17, 2016, between Wilmington Trust, National Association, for the benefit of the Holders of SG Commercial Mortgage Securities Trust 2016-C5 Commercial Mortgage Pass-Through Certificates, Series 2016-C5, as Note A-1 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder and Cantor Commercial Real Estate Lending, L.P., as Note A-3 holder.

Exhibit 4.19	Amended and Restated Co-Lender Agreement, dated as of September 23, 2016, between Wells Fargo Bank, National Association, as Trustee, for the benefit of the Holders of Morgan Stanley Capital I Trust 2016-UBS11 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-UBS11, as Note A-1 holder, Wells Fargo Bank, National Association, as Trustee, for the benefit of the Holders of Morgan Stanley Capital I Trust 2016-UBS11 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-UBS11, as Note A-2 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-3-1 holder and Cantor Commercial Real Estate Lending, L.P., as Note A-3-2 holder.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated November 22, 2016.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated November 22, 2016 (included as part of Exhibit 5).

Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP, dated November 22, 2016 (included as part of Exhibit 5).

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 3, 2016.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective November 1, 2016, between CCRE Commercial Mortgage Securities, L.P. and Cantor Commercial Real Estate Lending, L.P.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective November 1, 2016, between CCRE Commercial Mortgage Securities, L.P. and Société Générale.

Exhibit 99.3	Primary Servicing Agreement, dated as of November 1, 2016, between Berkeley Point Capital LLC and Wells Fargo Bank, National Association.

Exhibit 99.4	Primary Servicing Agreement, dated as of May 1, 2016, between Berkeley Point Capital LLC and Wells Fargo Bank, National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CCRE COMMERCIAL MORTGAGE SECURITIES, L.P.
(Registrant)
Date: November 22 2016
	By:	/s/ Anthony Orso
Name: Anthony Orso
Title: Principal Executive Officer

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1	Underwriting Agreement, dated as of November 1, 2016, among CCRE Commercial Mortgage Securities, L.P., Cantor Fitzgerald & Co., SG Americas Securities, LLC, CastleOak Securities, L.P. and Citigroup Global Markets Inc.	(E)
4.1	Pooling and Servicing Agreement, dated as of November 1, 2016, among CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, AEGON USA Realty Advisors, LLC, as Potomac Mills special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, custodian and paying agent.	(E)
4.2	Pooling and Servicing Agreement, dated as of August 1, 2016, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer.	(E)
4.3	Pooling and Servicing Agreement, dated as of November 1, 2016, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.	(E)
4.4	Pooling and Servicing Agreement, dated as of July 1, 2016, among SG Commercial Mortgage Securities, LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
certificate administrator, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer.
4.5	Pooling and Servicing Agreement, dated as of November 1, 2016, among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Deutsche Bank Trust Company Americas, as Trustee, Citibank, N.A, as certificate administrator, and Trimont Real Estate Advisors, LLC, as operating advisor and asset representations reviewer.	(E)
4.6	Pooling and Servicing Agreement, dated as of May 1, 2016, among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners LLC, as special servicer, Citibank, N.A., as certificate administrator, Deutsche Bank Trust Company Americas, as trustee, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer.	(E)
4.7	Pooling and Servicing Agreement, dated as of August 1, 2016, among Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.	(E)
4.8	Co-Lender Agreement, dated as of November 17, 2016, between Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder and Cantor Commercial Real Estate Lending, L.P., as Note A-3 holder.	(E)
4.9	Co-Lender Agreement, dated as of July 15, 2016, between Morgan Stanley Bank, N.A., as Note A-1 holder, Morgan Stanley Bank, N.A., as Note A-2-1 holder, Morgan Stanley Bank, N.A., as Note A-2-2 holder, Morgan Stanley Bank, N.A., as Note A-3-1 holder, Morgan Stanley Bank, N.A., as Note A-3-2 holder, Morgan Stanley Bank, N.A., as Note A-4 holder, Citigroup Global Markets Realty Corp., as Note A-5 holder, Citigroup Global Markets Realty Corp., as Note A-6-1 holder, Citigroup Global Markets Realty Corp., as Note A-6-2 holder and Citigroup Global Markets Realty	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
Corp., as Note A-7 holder.
4.10	Co-Lender Agreement, dated as of November 17, 2016, between Société Générale, as Note A-1 holder, Société Générale, as Note A-2 holder, Société Générale, as Note A-3 holder, Bank of America, N.A., as Note A-4 holder, Bank of America, N.A., as Note A-5 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-6 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-7 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-8 holder, Barclays Bank PLC, as Note A-9 holder, Barclays Bank PLC, as Note A-10 holder, Société Générale, as Note B-1 holder, Société Générale, as Note B-2 holder, Société Générale, as Note B-3 holder, Bank of America, N.A., as Note B-4 holder, Bank of America, N.A., as Note B-5 holder, Cantor Commercial Real Estate Lending, L.P., as Note B-6 holder, Cantor Commercial Real Estate Lending, L.P., as Note B-7 holder, Cantor Commercial Real Estate Lending, L.P., as Note B-8 holder, Barclays Bank PLC, as Note B-9 holder and Barclays Bank PLC, as Note B-10 holder.	(E)
4.11	Co-Lender Agreement, dated as of November 22, 2016, between JPMorgan Chase Bank, National Association., as Note A-1-A holder, JPMorgan Chase Bank, National Association, as Note A-1-B holder, JPMorgan Chase Bank, National Association, as Note A-1-C holder, Société Générale, as Note A-2-A holder, Société Générale, as Note A-2-B holder, Société Générale, as Note A-2-C holder and Société Générale, as Note A-2-D holder.	(E)
4.12	Amended and Restated Co-Lender Agreement, dated as of October 31, 2016, between Wilmington Trust, National Association, for the benefit of the Holders of SG Commercial Mortgage Securities Trust 2016-C5 Commercial Mortgage Pass-Through Certificates, Series 2016-C5, as Note A-1 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder and Cantor Commercial Real Estate Lending, L.P., as Note A-3 holder.	(E)
4.13	Co-Lender Agreement, dated as of July 19, 2016, between Société Générale, as Note A-1 holder, Société Générale, as Note A-2 holder and Société Générale, as Note A-3 holder.	(E)
4.14	Co-Lender Agreement, dated as of May 18, 2016, among Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder, Cantor Commercial Real Estate Lending,	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
L.P., as Note A-3 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-4 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-5 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-6 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-7 holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-8 holder.
4.15	Co-Lender Agreement, dated as of June 23, 2016, between Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, UBS Real Estate Securities Inc., as Note A-2 holder and Cantor Commercial Real Estate Lending, L.P., as Note A-3 holder.	(E)
4.16	Co-Lender Agreement, dated as of November 17, 2016, between Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder and Deutsche Bank AG, New York Branch, as Note A-3 holder.	(E)
4.17	Co-Lender Agreement, dated as of May 1, 2016, among Cantor Commercial Real Estate Lending, L.P., as Note A-1-1 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-1-2 holder, Citigroup Global Markets Realty Corp., as Note A-2-1 holder, Citigroup Global Markets Realty Corp., as Note A-2-2 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-3 holder and Citigroup Global Markets Realty Corp., as Note A-4 holder.	(E)
4.18	Amended and Restated Co-Lender Agreement, dated as of November 17, 2016, between Wilmington Trust, National Association, for the benefit of the Holders of SG Commercial Mortgage Securities Trust 2016-C5 Commercial Mortgage Pass-Through Certificates, Series 2016-C5, as Note A-1 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder and Cantor Commercial Real Estate Lending, L.P., as Note A-3 holder.	(E)
4.19	Amended and Restated Co-Lender Agreement, dated as of September 23, 2016, between Wells Fargo Bank, National Association, as Trustee, for the benefit of the Holders of Morgan Stanley Capital I Trust 2016-UBS11 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-UBS11, as Note A-1 holder, Wells Fargo Bank, National Association, as Trustee, for the benefit of the Holders of Morgan Stanley Capital I Trust 2016-UBS11 Mortgage Trust Commercial Mortgage Pass-Through	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
Certificates, Series 2016-UBS11, as Note A-2 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-3-1 holder and Cantor Commercial Real Estate Lending, L.P., as Note A-3-2 holder.
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated November 22, 2016.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated November 22, 2016 (included as part of Exhibit 5).	(E)
23	Consent of Cadwalader, Wickersham & Taft LLP, dated November 22, 2016 (included as part of Exhibit 5).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 3, 2016.	(E)
99.1	Mortgage Loan Purchase Agreement, dated and effective November 1, 2016, between CCRE Commercial Mortgage Securities, L.P. and Cantor Commercial Real Estate Lending, L.P.	(E)
99.2	Mortgage Loan Purchase Agreement, dated and effective November 1, 2016, between CCRE Commercial Mortgage Securities, L.P. and Société Générale.	(E)
99.3	Primary Servicing Agreement, dated as of November 1, 2016, between Berkeley Point Capital LLC and Wells Fargo Bank, National Association.	(E)
99.4	Primary Servicing Agreement, dated as of May 1, 2016, between Berkeley Point Capital LLC and Wells Fargo Bank, National Association.	(E)